CHANGES IN CAPITAL STRUCTURE OF LISTED COMPANIES              TSE
     Employee Stock Options and Stock Purchase Plans,
     Toronto Stock Exchange Options for Services and Related Matters

Company Name:       Brocker Technology Group Ltd.
Stock Symbol:       BKI
For Month Ending:   May 31, 2000
Date Prepared:      June 22, 2000


                        Outstanding Stock Options Summary
--------------------------------------------------------------------------------
Stock Options Outstanding - Opening Balance                            1,318,000
--------------------------------------------------------------------------------
Options Granted:   (Add)
--------------------------------------------------------------------------------
  Date of Grant           Name        Expiry Date         Price         Number
--------------------------------------------------------------------------------
Subtotal
--------------------------------------------------------------------------------
Options Exercised: (Subtract)
--------------------------------------------------------------------------------
  Date                    Name        Date of Grant       Price         Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subtotal
--------------------------------------------------------------------------------
Options Cancelled: (Subtract)
--------------------------------------------------------------------------------
  Date                    Name        Date of Grant       Price         Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subtotal                                                                Nil
--------------------------------------------------------------------------------
Closing Stock Option Plan Balance                                      1,318,000
================================================================================


               Shares reserved for Share Compensation Arrangements
--------------------------------------------------------------------------------
Opening Reserve Balance                                                1,318,000
--------------------------------------------------------------------------------
Additional Listing Under Plan (Add)
--------------------------------------------------------------------------------
Stock Options Exercised (Subtract)  [cancelled]
--------------------------------------------------------------------------------
Closing Reserve Balance                                                1,318,000
================================================================================
                  Issued and Outstanding Share Capital Summary
--------------------------------------------------------------------------------
Reason for Increase or Reduction
--------------------------------------------------------------------------------
Issued and Outstanding - Opening Balance                              15,258,804
--------------------------------------------------------------------------------
Stock Options Exercise
--------------------------------------------------------------------------------
Share Purchase Plan
--------------------------------------------------------------------------------
Acquisitions                                                             155,241
--------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------
Private Placement
--------------------------------------------------------------------------------
Issuer Bid Cancellation
--------------------------------------------------------------------------------
Closing Issued Capital Balance                                        15,414,045
================================================================================

The Exchange Tower
130 King Street West, 3rd Floor
Toronto, Ontario, M5X 1J2
Fax (416) 947-4547